                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly  Report of FalconStor  Software,  Inc., a
Delaware  Corporation  (the Company) on Form 10-Q for the period ended September
30,  2007,  as filed with the  Securities  and Exchange  Commission  on the date hereof (the Form 10-Q), I, ReiJane Huai, Chief Executive Officer of the Company,
certify,  pursuant to 18 U.S.C. section 1350, as adopted pursuant section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(i)  the  Form  10-Q  fully  complies,  in  all  material  respects,   with  the
requirements of section 13(a) or section 15(d) of the Securities Exchange Act of
1934; and

(ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                                  /s/ Reijane Huai
                                                  ------------------------------
                                                  ReiJane Huai
                                                  Chief Executive Officer
                                                  November 7, 2007